UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 3, 2021

LeMaitre Vascular, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33092	04-2825458
(Commission File Number)	(IRS Employer Identification No.)

63 Second Avenue
Burlington, Massachusetts	01803
(Address of Principal Executive Offices)	(Zip Code)

(781) 221-2266
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	LMAT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)          On June 3, 2021, the Company held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 20,590,610 shares of the Company’s common stock were entitled to vote as of April 12, 2021, the record date for the Annual Meeting, of which 18,965,614 shares were present in person or represented by proxy at the Annual Meeting.

(b)         Matters voted upon by the stockholders at the Annual Meeting were: (i) the election of three Class III directors nominated by the Board of Directors for three-year terms; (ii) an advisory vote on the compensation of the Company’s named executive officers; and (iii) the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2021.

Set forth below is information concerning each matter submitted to a vote at the Annual Meeting.

Proposal No. 1 – Election of Directors

By a majority of votes cast, the stockholders elected the following three nominees as Class III directors for a term of three years expiring upon the 2024 Annual Meeting of Stockholders or until his or her successor has been duly elected and qualified. Lawrence J. Jasinski received a vote of 9,566,859 shares for, 8,244,156 shares withheld and 1,154,599 broker non-votes. John J. O’Connor received a vote of 17,170,786 shares for, 640,229 shares withheld and 1,154,599 broker non-votes. Joseph P. Pellegrino, Jr. received a vote of 12,871,715 shares for, 4,939,300 shares withheld and 1,154,599 broker non-votes.

Proposal No. 2 – Advisory Vote on Executive Compensation

By a majority of votes cast, the stockholders approved, on an advisory basis, the Company's executive compensation by a vote of 17,523,278 shares for and 247,360 shares against, with 40,377 shares abstaining and 1,154,599 broker non-votes.

Proposal No. 3 – Ratification of the Selection of Independent Registered Public Accounting Firm

By a majority of votes cast, the stockholders ratified the selection of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2021 with a vote of 18,943,109 shares for and 4,138 shares against, with 18,367 shares abstaining.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEMAITRE VASCULAR, INC.

Dated: June 8, 2021	By	/s/ Joseph P. Pellegrino, Jr.
		Name:	Joseph P. Pellegrino, Jr.
		Title:	Chief Financial Officer and Secretary